                                                                    Exhibit 99.1

                            AMERICREDIT CORPORATION

                         COMPOSITION OF THE RECEIVABLES
                               2001-C Initial Cut


                                                   New                       Used                         Total
                                        ------------------------   ---------------------------   -------------------------

Aggregate Principal Balance                    $ 304,472,061.89          $ 495,527,227.54            $ 799,999,289.43

Number of Receivables in Pool                            15,404                    32,704                      48,108

Percent of Pool by Principal Balance                      38.06%                    61.94%

Average Principal Balance                           $ 19,765.78                $15,151.88                  $16,629.24
     Range of Principal Balances         ($270.38 to $59,178.55)   ($323.21 to $58,901.24)

Weighted Average APR                                      17.24%                    19.04%                      18.35%
     Range of APRs                              (9.00% to 26.95%)         (9.50% to 29.95%)

Weighted Average Remaining Term                              66                        61                          63
     Range of Remaining Terms                  (11 to 72 months)          (3 to 72 months)

Weighted Average Original Term                               68                        62                          64
     Range of Original Terms                   (24 to 72 months)         (12 to 72 months)

----------
(1) Aggregate Principal Balance includes some portion of accrued interest. As a result, the Weighted Average APR of the Receivables may not be equivalent to the Contracts' aggregate yield on the Aggregate Principal Balance.


          DISTRIBUTION OF THE RECEIVABLES BY APR AS OF THE CUTOFF DATE


                            Aggregate Principal
                            Balance as of Cutoff          Percent of Aggregate        Number of            Percent of Number of
     APR Range (1)                  Date                  Principal Balance (2)      Receivables             Receivables (2)
------------------------   ------------------------   --------------------------- --------------------   -----------------------

9.000% to 9.999%                   3,017,198                    0.38%                    135                    0.28%
10.000% to 10.999%                 5,329,064                    0.67%                    236                    0.49%
11.000% to 11.999%                 6,180,646                    0.77%                    273                    0.57%
12.000% to 12.999%                25,797,501                    3.22%                  1,283                    2.67%
13.000% to 13.999%                24,617,591                    3.08%                  1,175                    2.44%
14.000% to 14.999%                44,485,144                    5.56%                  2,185                    4.54%
15.000% to 15.999%                55,257,454                    6.91%                  2,754                    5.72%
16.000% to 16.999%                94,423,839                   11.80%                  4,864                   10.11%
17.000% to 17.999%               164,692,060                   20.59%                  9,298                   19.33%
18.000% to 18.999%                87,841,191                   10.98%                  5,347                   11.11%
19.000% to 19.999%                70,794,037                    8.85%                  4,451                    9.25%
20.000% to 20.999%                81,834,728                   10.23%                  5,669                   11.78%
21.000% to 21.999%                59,598,543                    7.45%                  4,259                    8.85%
22.000% to 22.999%                33,174,568                    4.15%                  2,529                    5.26%
23.000% to 23.999%                29,447,075                    3.68%                  2,381                    4.95%
24.000% to 24.999%                11,446,774                    1.43%                  1,061                    2.21%
25.000% to 25.999%                 1,558,097                    0.19%                    153                    0.32%
26.000% to 26.999%                   223,818                    0.03%                     23                    0.05%
27.000% to 27.999%                   152,568                    0.02%                     17                    0.04%
28.000% to 28.999%                    80,146                    0.01%                      8                    0.02%
29.000% to 29.999%                    47,245                    0.01%                      7                    0.01%
                             ---------------               ---------             -----------               ---------

TOTAL                        $799,999,289.43                  100.00%                 48,108                  100.00%
                             ===============               =========             ===========               =========

----------
(1) Aggregate Principal Balances include some portion of accrued interest. Indicated APR's represent APR's on Principal Balance net of such accrued interest.
(2)   Percentages may not add to 100% because of rounding.

                             AMERICREDIT CORPORATION

        DISTRIBUTION OF THE RECEIVABLES BY GEOGRAPHIC LOCATION OF OBLIGOR
                               2001-C Initial Cut


                               Aggregate Principal
                               Balance as of Cutoff        Percent of Aggregate          Number of           Percent of Number of
         State                        Date                 Principal Balance (1)         Receivables           Receivables (1)
------------------------   --------------------------     -----------------------   ---------------------   ----------------------

Alabama                         15,558,283.12                     1.94%                       953                    1.98%
Arizona                         30,957,933.76                     3.87%                     1,779                    3.70%
California                     114,760,788.55                    14.35%                     6,362                   13.22%
Colorado                         9,507,772.08                     1.19%                       577                    1.20%
Connecticut                      9,036,749.45                     1.13%                       562                    1.17%
Delaware                         3,102,862.08                     0.39%                       190                    0.39%
District of Columbia             1,345,446.66                     0.17%                        78                    0.16%
Florida                         66,202,946.68                     8.28%                     3,941                    8.19%
Georgia                         37,009,855.69                     4.63%                     2,102                    4.37%
Illinois                        29,747,306.73                     3.72%                     1,795                    3.73%
Indiana                         12,039,169.20                     1.50%                       789                    1.64%
Iowa                             3,075,783.50                     0.38%                       204                    0.42%
Kansas                           6,302,377.78                     0.79%                       392                    0.81%
Kentucky                         9,717,724.63                     1.21%                       662                    1.38%
Louisiana                       14,511,375.03                     1.81%                       863                    1.79%
Maine                            2,841,660.95                     0.36%                       218                    0.45%
Maryland                        16,701,302.24                     2.09%                       965                    2.01%
Massachusetts                   11,079,697.91                     1.38%                       748                    1.55%
Michigan                        19,549,653.99                     2.44%                     1,203                    2.50%
Minnesota                       10,579,643.92                     1.32%                       645                    1.34%
Mississippi                      6,019,751.12                     0.75%                       358                    0.74%
Missouri                         7,965,524.75                     1.00%                       527                    1.10%
Nebraska                         1,444,856.33                     0.18%                        96                    0.20%
Nevada                          11,346,208.27                     1.42%                       660                    1.37%
New Hampshire                    2,183,486.72                     0.27%                       157                    0.33%
New Jersey                      23,277,658.60                     2.91%                     1,458                    3.03%
New Mexico                       5,396,692.50                     0.67%                       323                    0.67%
New York                        35,746,865.89                     4.47%                     2,292                    4.76%
North Carolina                  21,914,294.30                     2.74%                     1,307                    2.72%
Ohio                            29,472,999.15                     3.68%                     1,956                    4.07%
Oklahoma                         7,360,837.50                     0.92%                       484                    1.01%
Oregon                           3,546,623.39                     0.44%                       245                    0.51%
Pennsylvania                    37,991,935.89                     4.75%                     2,435                    5.06%
Rhode Island                     2,439,081.11                     0.30%                       157                    0.33%
South Carolina                   8,613,657.90                     1.08%                       507                    1.05%
Tennessee                       12,018,311.43                     1.50%                       753                    1.57%
Texas                          106,588,688.46                    13.32%                     5,971                   12.41%
Utah                             2,857,112.01                     0.36%                       190                    0.39%
Vermont                          1,958,652.44                     0.24%                       143                    0.30%
Virginia                        17,817,078.08                     2.23%                     1,086                    2.26%
Washington                      11,657,637.34                     1.46%                       725                    1.51%
West Virginia                    5,234,345.85                     0.65%                       361                    0.75%
Wisconsin                        9,275,589.75                     1.16%                       617                    1.28%
Other (2)                        4,243,066.70                     0.53%                       272                    0.57%
                           ------------------                ---------                     ------               ---------

TOTAL                      $   799,999,289.43                   100.00%                    48,108                  100.00%
                           ==================                =========                     ======               =========

----------
(1)       Percentages may not add to 100% because of rounding.
(2)       States with principal balances less than $1,000,000.